SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 17, 2003


                    INNOVATIVE GAMING CORPORATION OF AMERICA
             (Exact name of registrant as specified in its charter)


         MINNESOTA                       22482                    41-1713864
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                333 ORVILLE WRIGHT COURT, LAS VEGAS, NEVADA 89119
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (702) 614-7199


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


                                Page 1 of 5 Pages
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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(a)  Previous independent accountants.

(i) On July 17, 2003, Kafoury, Armstrong & Co. ("Kafoury") resigned as the Company's independent accountants.

(ii) The report of Kafoury on the consolidated financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that the report of Kafoury, Armstrong & Co. on the Registrant's December 31, 2001 consolidated financial statements expressed substantial doubt about the Registrant's ability to continue as a going concern.

(iii) The Company's Audit Committee participated in and approved the decision to change independent accountants pending the engagement of a new independent auditor.

(iv) In connection with its audit of the consolidated financial statements for the 2001 and 2000 fiscal years ended December 31, 2001 and December 31, 2000, respectively, and through July 17, 2003, there were no disagreements with Kafoury on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kafoury, would have caused Kafoury to make reference to such disagreements in their report on the financial statements for such years.

(v) During the 2001 and 2000 fiscal years and through July 17, 2003, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(vi) The Company has requested that Kafoury furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements. A copy of such letter, dated July 21, 2003, is filed as Exhibit 16.1 to this Form 8-K.

(b)  New independent accountants.

On July 17, 2003 the Company engaged the public accounting firm of Virchow, Krause & Company, LLP ("VK"), 7900 Xerxes Avenue South, Suite 2400, Bloomington, MN 55431 to conduct the audit of its financial statements for the Fiscal Year ended December 31, 2002.

Such engagement was approved by the Company's Audit Committee and Board of Directors on July 17, 2003. In the Company's two most recent fiscal years and any subsequent interim period to the date hereof, the Company has not consulted with VK regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that VK concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a "disagreement," as that term is defined in Item 304(a)(1)(iv)of Regulation S-K and the related instructions to
Item 304 of Regulation S-K, or a "reportable event," as that term is defined in
Item 304(a)(1)(v) of Regulation S-K.


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Kafoury has been authorized by the Company to respond fully to the inquiries of the successor accountants.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
------

(c)  The following exhibits are filed as part of this report:

     ----------------------------- --------------------------------------
       Exhibit Number                  Description
     ----------------------------- --------------------------------------
              16.1                   Letter from Kafoury, Armstrong & Co.
                                     dated July 21, 2003
     ----------------------------- --------------------------------------





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              INNOVATIVE GAMING CORPORATION
                                                 OF AMERICA
                                                 (Registrant)


Date: July 21, 2003                           By:    /s/ Thomas J. Foley
                                                     ---------------------------
                                              Name:  Thomas J. Foley
                                                     ---------------------------
                                              Title: Chief Executive Officer
                                                     ---------------------------






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                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION                                     PAGE
-----------                -----------                                     ----

     16.1               Letter from Kafoury, Armstrong & Co.
                               dated July 21, 2003                          5

























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